SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934



Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:



[ X ]	Preliminary Proxy Statement

[    ]	Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))

[    ]	Definitive Proxy Statement

[    ]	Definitive Additional Materials

[    ]	Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12



Dynamic Healthcare Technologies, Inc.



(Name of Registrant as Specified In Its Charter)





(Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):



[ X ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
14a-6(i)(2) or Item 22 (a)(2) of Schedule 14A.

[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3)

[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11

	(1) 	Title of each class of securities to which transaction
applies:



 (2)	Aggregate number of securities to which
transaction applies:



 (3)	Per unit price or other underlying
value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):





 (4)	Proposed maximum aggregate value of
transaction:



 (5)	Total fee paid:



[    ]	Fee paid previously with preliminary materials.

[    ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



	1)	Amount Previously Paid:


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	3)	Filing Party:


	4)	Date Filed:

DYNAMIC HEALTHCARE TECHNOLOGIES, INC.



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC.:



	The Annual Meeting of the Shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Nebraska corporation, (the "Company" ) will be held at the Sheraton North Orlando Hotel, 600 North Lake
Destiny Drive, Maitland, Florida 32751 on May 21, 1996, at 1:00 p.m. local time, for the following purposes:



		1.	To elect seven (7) persons as directors for a term of one
year. The slate proposed by the Board of Directors is set forth in the accompanying Proxy Statement.



		2.	To vote on the proposal of the Board of Directors that KPMG
Peat Marwick, LLP, independent public accountants, be engaged as auditors for the Company for the fiscal year ending December 31,
1996.



		3.	To act upon a proposal to change the state of incorporation
of the Company from Nebraska to Florida pursuant to a Agreement of Merger between the Company and a wholly-owned subsidiary of the Company, all as more fully described in the attached Proxy
Statement.  SHAREHOLDERS ARE ENTITLED TO CERTAIN DISSENTERS RIGHTS
UNDER NEBRASKA STATUTES SECTIONS 21-20,137 THROUGH 21-20,150, AS
DESCRIBED AND REPRINTED IN THE PROXY STATEMENT ATTACHED.



		4.	To consider and transact any other business which may
properly come before the meeting or any adjournment thereof.



	The Board of Directors has designated April 10, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only shareholders of record at the close of business on April 10, 1996, will be entitled to notice of and to vote at the meeting.



	You are cordially invited to attend the meeting. Whether or not you plan to attend, please mark, sign, date and mail the enclosed proxy, which requires no postage if mailed in the United States.



	Your attention is called to the accompanying Proxy Statement.





                             							By Order of the Board of Directors







                              						Paul S. Glover
                             							Vice President Finance and
                             							Chief Financial Officer
                             							Dynamic Healthcare Technologies, Inc.
                             							101 Southhall Lane, Suite 210
                             							Maitland, Florida 32751





__________________, 1996

DYNAMIC HEALTHCARE TECHNOLOGIES, INC.



PROXY STATEMENT



ANNUAL MEETING OF SHAREHOLDERS MAY 21, 1996



	This Proxy Statement is furnished to shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Nebraska corporation, (the "Company") in connection with the solicitation on behalf of the Board of Directors of proxies for use at the Annual Meeting of Shareholders to be held on May 21,1996, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.



	The address of the principal executive office of the Company is 101 Southhall Lane, Suite 210, Maitland, Florida 32751. This
Proxy Statement and form of Proxy were mailed to shareholders of the Company on approximately ____________, 1996.



SOLICITATION AND REVOCATION OF PROXIES



	The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by facsimile machine, telegraph or telephone.



	Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it any time before it is exercised, by executing a subsequent proxy or by notice to the Secretary of the Company at the Company's principal address as set forth above. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated thereon. If no instructions are indicated, proxies will be voted (i) "FOR" the election of the seven (7) persons named herein as nominees for election to the Board of Directors; (ii) "FOR" proposals 2 and 3; and (iii) at the discretion of the proxy holders of record for any other matter that may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting.



VOTING RIGHTS AND PROCEDURE



	Only Common Stock and Series B Preferred shareholders of record at the close of business on April 10, 1996 ("Entitled
Shareholders"), are entitled to execute proxies or to vote at the annual meeting. As of March 20, 1996, there were 6,611,646 shares of Common Stock and 3,750,000 shares of Series B
Preferred Stock outstanding.  Each holder of Common Stock and
Series B Preferred Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing
Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting, other than the election of directors, in which shareholders may cumulate their votes, (see "Election of Board of Directors"). A majority of the outstanding shares are required to constitute a quorum at the meeting.



PROPOSAL NUMBER ONE (1) - ELECTION OF BOARD OF DIRECTORS



	Seven (7) Directors are to be elected at the annual meeting to serve until the 1997 annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. If, prior to the meeting, any nominee ceases to be a candidate for election because the nominee is unable to serve, or for good cause will not serve, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.



	Shareholders have cumulative voting rights in connection with the election of directors. Each Entitled Shareholder may cast a number of votes equal to the number of shares of Common Stock and/or Series B Preferred Stock owned by him multiplied by the number of directors to be elected seven (7). Those votes may be distributed among all the nominees equally, or divided among any number of the nominees in such proportion as the shareholder may desire. The seven (7) nominees who receive the greatest number of votes will be elected.



	Pursuant to a Stock Purchase Agreement ("SPA"), among the Company and certain purchasers dated December 4, 1995, the Company sold an aggregate of 3,750,000 shares of Series B Preferred Stock for aggregate consideration of $3,000,000. As a result of this transaction, the holders of the outstanding
Series B Preferred Stock in the aggregate hold 36% of the voting capital stock of the Company. Pursuant to the SPA, the Company agreed to include in its slate of nominees for directors up to two persons designated by the holders of Series B Preferred
Stock and use its best efforts to cause such nominees to be elected to the Company's Board of Directors as soon as possible. The transactions contemplated by the SPA closed on December 5, 1995. The initial nominees of the Series B Preferred Shareholders are Messrs. Bret R. Maxwell and Daniel Raynor.

	Unless authority is withheld in the proxy, the persons named in the enclosed form of proxy will cast the votes of the proxied shares to elect the seven nominees hereinafter named. These shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all), if such action is considered necessary or desirable by the proxy holders. The Board of Directors recommends a vote "FOR" election of the nominees listed below.





NOMINEES FOR ELECTION TO BOARD OF DIRECTORS



Nominee and                        	Director
Principal Occupation	          Age	  Since        	Other Directorships Held


Jerry L. Carson	               55	   1993	         None
	Executive Vice President and
	Chief Financial Officer
	Evans Enterprises


Mitchel J. Laskey, C.P.A.    	 46	   1994	         None
	President and
 Chief Operating Officer
	Dynamic Healthcare Technologies, Inc.


Thomas J. Martinson	           46	   1986         	Interventional
 President                                         Innovations
	Martinson & Company, Ltd.                         Corporation


Bret Maxwell	                  37  	 Nominee	      Continental Waste
 Managing Director                                 Industries
	First Analysis Corporation


David M. Pomerance	            51	   1991         	First Mercantile
Chief Executive Officer                            National Bank, Inc.
 Dynamic Healthcare Technologies, Inc.             a commercial bank.

Daniel Raynor	                 36    Nominee	      Uniforce Services,
  Managing Partner                                 Inc.
	The Argentum Group


Richard W. Truelick	           55  	 Nominee      	None
	President
	Truelick and Associates




Jerry L. Carson has been Executive Vice President and Chief Financial Officer of Evans Enterprises, a property management and real estate development firm in Bedford, New Hampshire, since 1990. Mr. Carson was Executive Vice President and Chief Financial Officer of Playboy Enterprises, Inc. from 1988 to 1990 and held the positions of Vice President of Corporate Development and Treasurer of Baxter International from 1980 to 1986. Mr. Carson has been a director of Dynamic Healthcare Technologies, Inc. since January 1993.



	Mitchel J. Laskey has been the President, Chief Operating Officer and Treasurer of the Company since August 1994. In December 1994 he was elected as a director. From 1992 to 1994, he was Chairman and Chief Executive Officer of Dynamic Technical Resources, Inc. During 1985 to 1991 he was a principal and/or managing partner in various entrepreneurial investments and also acted as a volunteer officer for a not-for-profit social agency. During 1983 and 1984 he was Executive Vice President of Dynamic Control Division Baxter International and from 1980 to 1983 was the Executive Vice President of Dynamic Control Corporation, a healthcare information systems company in which he was a controlling shareholder.



	Thomas J. Martinson has been President of Martinson & Company, Ltd. of Wayzata, Minnesota, an investment banking firm, since
1985.  In March 1996, Mr. Martinson became the Chairman of the
Board of Directors of Interventional Innovations Corporation of
St. Paul, Minnesota.  Mr. Martinson has been Chairman of the
Board and a director of Dynamic Healthcare Technologies, Inc.
since 1986. He also was the Company's Secretary from 1986 until August 1994.



	Bret R. Maxwell is a managing director of First Analysis Corporation, coordinating venture investment. He joined the organization in 1982, and the solid waste management field is among his primary areas of expertise. His prior experience includes consulting for Arthur Andersen & Co. on manufacturing control systems and engineering work for General Electric Co. on automated inspection systems, robots and sensing devices. He received a Bachelor's Degree in industrial engineering and an MBA, both from Northwestern University.



	David M. Pomerance has been the Chief Executive Officer and Secretary of the Company since July 1994 and August 1994 respectively. Mr. Pomerance is also the Managing General
Partner of Martin Magnetic Imaging, Ltd., a magnetic resonance imaging (MRI) facility in Stuart, Florida. During 1989 and
1990, Mr. Pomerance was the President of the Healthcare Systems Division of UNISYS Corporation. During 1984 and 1985, he was the President of the Dynamic Control Division of Baxter International and from 1974 to 1984, was the President of Dynamic Control Corporation, a healthcare information systems company which he founded. Mr. Pomerance has been a director of the Company since 1991.



	Daniel P. Raynor has been a Managing Partner of The Argentum Group, a private investment firm, since November 1987, and Chairman of the General Partner of Argentum Capital Partners,
L.P., a Small Business Investment Company (SBIC), since its organization in February 1990. Mr. Raynor holds a B.S. in Economics from The Wharton School, University of Pennsylvania.



	Richard W. Truelick is the sole owner of Truelick Associates, a merger consulting and investment firm and has been employed there since 1988. During 1979 through 1988, Mr. Truelick was a partner in Adler-Truelick Associates, also a merger consulting and investment firm. Mr. Truelick holds a Master's Degree in Quantitative Economics from the University of Illinois and was Vice President Corporate Development for Beatrice Foods Company from 1968-1979.



	The business of the Company is managed under the direction of its Board. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring its approval. The Board of Directors held eight meetings during 1995. All of the Company's Directors attended every meeting during 1995 except Dr. Charles Altshuler who attended only two meetings prior to his resignation on April
6, 1995. Additionally, Mr. Gary S. Kohler attended only one meeting prior to resigning his directorship on March 2, 1995.



	The Compensation and Incentive Stock Option Committee of the Company's Board of Directors consists of Kenneth C. Coon, Thomas
J. Martinson and Jerry L. Carson. Mr. Coon is the Committee's chair. The Committee's primary responsibilities are to formulate and recommend to the Board of Directors the compensation package for the Company's Chief Executive Officer and President and Chief Operating Officer; to formulate and recommend to the Board of Directors the terms of the Company's Management Incentive Compensation Plan; to recommend approval of and administer any other employee compensation and incentive plans; and to periodically review and make recommendations on the Company's general salary administration plan. The Committee held one meeting during 1995, which was attended by all its members.



	The Audit Committee of the Company's Board of Directors consists of, Jerry L. Carson, Kenneth C. Coon and Thomas J. Martinson. Mr. Carson is the Committee's chair. Mr. Carson and Mr. Martinson were members of the Committee throughout 1995 and Mr. Coon joined the Committee in March 1995 to fill the vacancy created when Gary S. Kohler left the committee. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with independent auditors the Company's annual audit and annual financial statements; reviews the status of internal accounting controls with management; evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent auditors or the Board of Directors; and evaluates all public financial reporting documents of the Company. The Audit Committee held one meeting in 1995 which was attended by all its members.



	The Company's Board of Directors does not have a Nominating Committee. The functions customarily attributable to a Nominating Committee are performed by the Board of Directors as a whole. The Board of Directors will consider nominees recommended by security holders. For a security holder to recommend a nominee to the Board, the security holder must contact a member of the Board by mail in care of the Company and supply the following information:



	--	The security holder's name, address and phone number.



	--	The number of shares of the Company's Common Stock held by
the security holder.



	--	The name, address, phone number and brief biography of the
nominee recommended by the security holder.

	--	A statement by the security holder as to why he or she
believes the recommended nominee should be nominated to stand for election to the Company's Board of Directors.



	The Board of Directors will consider any nominee recommended by any security holder as long as such recommendation is received at least six months, but no longer than twelve months, prior to the next regularly scheduled annual meeting of shareholders.



COMPENSATION OF DIRECTORS



	Under a policy established by the Company's Board of Directors, "outside directors" are compensated at the rate of $500 plus expenses for each Board meeting attended in person. Each of the Company's directors, with the exception of Mr. Pomerance and Mr.
Laskey, were compensated under this plan throughout 1995.



	Certain outside directors also receive a five year warrant for 25,500 shares of the Company's Common Stock. The warrant is issued on the date of their first election to the Board of Directors and the exercise price is equal to the average of the closing bid and ask prices of the Company's Common Stock on the date of issuance. Prior to June 14, 1995 these warrants vested one-third upon issuance and one-third upon each of the first and second anniversaries of the warrant. After June 13, 1995 these warrants will be issued to vest 40% upon issuance and 20% on each anniversary date for three subsequent years. In addition, annual warrants are to be issued to certain outside directors starting at the beginning of that director's third consecutive term in office as an outside director of the Company. Each annual warrant is for 5,000 shares of the Company's Common
Stock, has a five year term, has an exercise price equal to the average of the closing bid and ask prices of the Company's
Common Stock on the date of issuance.  Prior to June 14, 1995 these warrants vested fully upon issuance.  After June 13, 1995 these warrants will be issued to vest 40% upon issuance and 20% on each anniversary date for three subsequent years. With certain exceptions, all outside director warrants expire upon the termination of that director's service to the Company as a director. Messrs. Carson, Coon, Martinson, and Pomerance (when an outside director) have all received warrants for the Company's Common Stock under this Plan.



	Mr. Martinson receives $12,000 annually plus expenses for his services as the Company's Chairman of the Board. In addition, Martinson & Company, Ltd., provides financial consulting and advisory services to the Company. The Company incurred $18,500 plus expenses to Martinson & Company, Ltd. for these services in 1995. Mr. Martinson is the President of Martinson & Company,
Ltd.



	No director receives any additional compensation for services to the Company as a member of any committee of the Board of Directors.

EXECUTIVE OFFICERS



	The names, ages and positions of the Company's executive officers are:



	Name		                   Age	     Officer Position



	Thomas J. Martinson	     46 	     Chairman of the Board



	David M. Pomerance	      51	      Chief Executive Officer and
                                   Secretary


	Mitchel J. Laskey,CPA    46	      President and Chief Operating
                                   Officer and Treasurer


	Paul S. Glover	          37	      Vice President Finance and
                                   Chief Financial Officer


	Philip R. Kneeland   	  39	       Vice President Technical
                                   Operations



	Linda A. Moline, RRA    40	       Vice President Professional
                                   Services


	Matthew P. Lawton	      52	       Vice President Client Sales



	Mary Lu Lander	         55	       Vice President Marketing



	Bruce B. Sherr	         57	       Vice President New Business
                                   Sales



	Steven J. Akerson	      46  	     Vice President Clinical
                                   Products

	Thomas J. Martinson has been President of Martinson & Company, Ltd. of Wayzata, Minnesota, an investment banking firm, since
1985.  In March 1996, Mr. Martinson became the Chairman of the
Board of Directors of Interventional Innovations Corporation of
St. Paul, Minnesota. Mr. Martinson has been a director and Chairman of the Board since 1986. He was also the Company's
Secretary from 1986 until August 1994.



	David M. Pomerance has been the Chief Executive Officer and Secretary of the Company since July 1994 and August 1994 respectively. Mr. Pomerance is also the Managing General
Partner of Martin Magnetic Imaging, Ltd., a magnetic resonance imaging (MRI) facility in Stuart, Florida. During 1989 and
1990, Mr. Pomerance was the President of the Healthcare Systems Division of UNISYS Corporation. During 1984 and 1985, he was the President of the Dynamic Control Division of Baxter International and from 1974 to 1984, was the President of Dynamic Control Corporation, a healthcare information systems company which he founded. Mr. Pomerance has been a director of the Company since 1991.



	Mitchel J. Laskey, CPA has been the President and Chief Operating Officer, Treasurer of the Company since August 1994. In December 1994 he was elected as a director. From 1992 to 1994, he was Chairman and Chief Executive Officer of Dynamic Technical Resources, Inc. During 1985 to 1991 he was a principle or managing partner in various entrepreneurial investments and also acted as a volunteer officer for a not-for-profit social agency. During 1983 and 1984 he was Executive Vice President of Dynamic Control Division Baxter International and from 1980 to 1983 was the Executive Vice President of Dynamic Control Corporation, a healthcare information systems company in which he was a controlling shareholder.



	Paul S. Glover is the Vice President of Finance and CFO for the Company since December 2, 1994. Prior to joining the Company as
Director of Financial Operations in August, 1994, Mr. Glover was
the Executive Vice President of Uniprompt Microsystems, Inc. and
President of its wholly owned subsidiary Unisoft, Inc.  From
September 1985 to July 1990 Mr. Glover was employed by Winthrop
Financial Associates and its affiliate Bariston Associates, Inc.
Both companies are investment banking firms headquartered in
Boston, Massachusetts.  During this period Mr. Glover was also the President, Registered General Securities Principle and
Financial Securities Principle for Bariston Securities, Inc. a
wholesale investment securities brokerage, and wholly owned
subsidiary of Bariston Associates, Inc.   From 1980 to 1985, Mr.
Glover served as a CPA with the national firms of Main Hurdman and Company (d/b/a KPMG Peat Marwick LLP), and Deloitte, Haskins and Sells (d/b/a Deloitte & Touche LLP).



	Philip R. Kneeland has been Vice President of Technical Operations for the Company since August 1994. From 1992 to 1994 he was Vice President of Development for Dynamic Technical Resources, Inc. From 1983 to 1992, Mr. Kneeland was employed by IBAX Healthcare Systems in capacities related to health care data processing consulting and facilities management with emphasis in developing and implementing new service products.



	Linda A. Moline has been Vice President of Professional Services for the Company since August, 1994. From 1992 to 1994 she held the position of Director of Customer Services for Dynamic Technical Resources, Inc. Ms. Moline, who is a Registered Records Administrator (RRA) was development manager of application design for IBAX Healthcare Systems, where she was employed from 1985 to 1992.



	Matthew P. Lawton has been Vice President of Sales for the Company since August 1994. He was Director of Sales and
Marketing for Dynamic Technical Resources, Inc. from 1992 to
1994. He has extensive health care systems experience with multiple HIS vendors including IBAX Healthcare Systems where he held the position of Vice President of Product Development.



	Mary Lu Lander has been Vice President of Marketing for the
Company since September, 1994.   From 1991 to 1994 she was
President of Health Practice Services, a remarketer of physician practice management systems. Prior to 1991, she was Director of Marketing Services for Unisys Corporation, Healthcare Systems Division.



	Bruce B. Sherr has been Vice President New Business Sales for the Company since October 1995. Prior to joining the Company
Mr. Sherr was Vice President of Sales and Marketing for
Biovation, a laboratory information systems company during 1995 and part of 1994. During 1993 and 1994, Mr. Sherr was Vice
President of Sales for the Western Division of First Data Corporation, Health System Group. Mr. Sherr was Vice President of Sales for Micro Health Systems during 1992 and 1993, and was Director of Sales for Critikon's Vitalnet Nursing Point of Care Systems from 1990 to 1992.



	Steven J. Akerson is the Vice President Clinical Products for the Company. He was the Director of Product Development at the Company from 1994 until March 1996. From 1983 to 1994, Mr.
Akerson was employed by IBAX Healthcare Systems in various management and director level positions in the product development area.

CERTAIN TRANSACTIONS



	During the year ended December 31, 1995 the Company incurred $65,000 of airline transportation charges from DDK Enterprises
LLC ("DDK") on terms which management believes approximate fair market value. DDK is majority owned by Mr. David Pomerance
(CEO and Director).



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



	The following table sets forth certain information as of March 20, 1996, with respect to each class of the Company's equity securities beneficially owned by each director, director nominee, by each person known to the Company to beneficially own more than 5% of the Company's outstanding classes of voting stock (ie. Common Stock and Series B Preferred Stock), , and by all officers and directors as a group.



                           					         	Series A Preferred Stock**



Name and Address	         	      Amount and Nature of	         Percentage
of Beneficial Owner	            	Beneficial Ownership        	 of Class



Okabena Partnership, K (7)           	 125,000	                  12.90%
5140 Norwest Center
Minneapolis, MN  55402



Mitchel J. Laskey (8)	               	 125,000      	            12.90%
1611 Talisia Court
Longwood, FL 32779



David M. Pomerance (9)	              	 125,000	                  12.90%
2421 Southeast Bahia Way
Stuart, FL  34996



Thomas J. Martinson (10)            		  62,500	                   6.45%
140 Barry Avenue North
Wayzata, MN  55391



Richard W. Truelick (13)           		  62,500	                    6.45%
Truelick & Associates
280 Deer Ridge Lane
Snowmass, CO 81615



All Directors and Officers
as a Group
(12 Persons) 	           	            312,500	                   32.26%





                                            Series B Preferred Stock



Name and Address	                   	Amount and Nature of	      Percentage
of Beneficial Owner	                	Beneficial Ownership 	     of Class



The Productivity Fund,
 III, LP                                  1,031,250	              27.50%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606



Environmental Private
 Equity Fund II, LP               		      1,031,250	              27.50%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606



Argentum Capital
Partners, LP		                              938,750	             25.03%
405 Lexington Avenue,
 54th Floor
New York, NY 10174



First Analysis
 Corporation (2)		                        2,062,500	            55.00%
233 South Wacker Dr.,
Suite 9500
Chicago, IL 60606



Walter Barandiaran (3)	                 	 2,070,000	            55.20%
245 East 93rd Street,
 Apt. 26D
New York, NY 10128



Oliver Nicklin (4)	                	      2,062,500	            55.00%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606



Daniel P. Raynor (5)	                   	 2,032,500	            54.20%
c/o The Argentum Group
405 Lexington Avenue,
 54th Floor
New York, NY 10174



Bret R. Maxwell (6)		                     2,093,750	            55.83%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606



All Directors and Officers as a Group
(12 Persons) 		                                   0	                *






                                                        Common Stock


Name and Address		                     Amount and Nature of       	Percentage
of Beneficial Owner	                  	Beneficial Ownership      	 of Class



The Productivity Fund,
 III, LP		                                   1,031,250	              13.49%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606



Environmental Private
 Equity Fund II, LP		                         1,031,250	             13.49%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606


Argentum Capital
 Partners, LP		                                 938,750      	       12.43%
405 Lexington Avenue,
 54th Floor
New York, NY 10174


First Analysis Corporation (2)                2,062,500	             23.78%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606



Walter Barandiaran (3)	                     	 2,280,000	            25.64%
245 East 93rd Street,
 Apt. 26D
New York, NY 10128



Oliver Nicklin (4)		                          2,062,500	            23.78%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606



Daniel P. Raynor (5)	                       	 2,242,500	            25.33%
c/o The Argentum Group
405 Lexington Avenue,
 54th Floor
New York, NY 10174



Bret R. Maxwell (6)		                         2,093,750	            24.05%
233 South Wacker Dr.,
 Suite 9500
Chicago, IL 60606


Okabena Partnership, K (7)	                     650,000	             9.62%
5140 Norwest Center
Minneapolis, MN  55402



First Bank System, Inc. 	               	       499,600	             7.56%
601 Second Avenue South
Minneapolis, MN  55402



Mitchel J. Laskey (8)	                  	       888,255	            12.86%
1611 Talisia Court
Longwood, FL 32779



David M. Pomerance (9)		                        365,500	            5.27%
2421 Southeast Bahia Way
Stuart, FL  34996



Thomas J. Martinson (10)		                      177,500	            2.65%
140 Barry Avenue North
Wayzata, MN  55391



Kenneth C. Coon (11)		                           20,000	               *
3334 Pine Street
Omaha, NE  68105



Jerry L. Carson (12) 	                  	        40,500	               *
3971 Gulfshore Blvd. North PH302
Naples, FL 33940



Richard W. Truelick (13)	               	        72,500	            1.08%
Truelick & Associates
280 Deer Ridge Lane
Snowmass, CO 81615



All Directors and Officers
 as a Group
(12 Persons) 		                               1,892,681	          25.65%



 *Less than 1%

**Series A Preferred Stock is non-voting unless dividends are in arrears for two calendar quarters. As of the established record date of April 10, 1996 the Series A Preferred Stock is non-voting.





(1)	Shares not actually outstanding are deemed to be
beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Additionally, beneficially owned common stock includes shares assumed issued pursuant to conversion privileges of shareholders of Series A and Series B Preferred Stock on a share for share basis.



(2) 	By reason of its status as an ultimate general partner of
The Productivity Fund III, LP ("PFIII"), and Environmental Private Equity Fund II, LP ("EPEF"), First Analysis Corporation ("FAC"), may be deemed to be the indirect beneficial owner of 2,062,500 shares of the Company's Series B Preferred Stock owned by PFIII and EPEF.





(3)	The table includes 50,000 shares of Series B Preferred Stock owned by Mr. Walter Barandiaran through his individual retirement account, and 50,000 shares of Series B Preferred
Stock held by an individual retirement account for the benefit of his spouse and controlled by Mr. Barandiaran pursuant to a power of attorney. Additionally, by reason of Mr. Barandiaran's status as controlling persons of Argentum Capital Partners, LP ("ACP"), The Argentum Group ("TAG"), and the general partner of EPEF, the table includes indirect beneficial ownership by him of 1,970,000 shares of Series B Preferred Stock owned by ACP and
EPEF and 210,000 additional shares of Common Stock which may be acquired by TAG upon the exercise of stock purchase warrants.
As of March 20, 1996 TAG held warrants for 210,000 shares of the Company's Common Stock.

(4)	By reason of Mr. Oliver Nicklin's status as the majority
stockholder of FAC, the ultimate general partner of PFIII and EPEF, the table includes 2,062,500 shares of Series B Preferred
Stock of PFIII and EPEF attributed to Mr. Nicklin as the indirect beneficial owner.



(5)	The table includes 31,250 shares of Series B Preferred Stock owned by Mr. Daniel Raynor and 31,250 shares of Series B
Preferred Stock attributed to him through ownership by Ms.
Sandra Raynor, his spouse.  Additionally, by reason of Mr.
Raynor's status as controlling person of ACP, TAG and the general partner of EPEF, the table includes indirect beneficial ownership by him of 1,970,000 shares of Series B Preferred Stock owned by ACP and EPEF, and 210,000 additional shares of Common
Stock which may be acquired by TAG upon the exercise of stock purchase warrants. As of March 20, 1996 TAG held warrants for 210,000 shares of the Company's Common Stock.



(6)	By reason of his status as the ultimate general partner of
PFIII and EPEF, Mr. Bret Maxwell may be deemed to be the indirect beneficial owner of 2,062,500 shares of the Company's
Series B Preferred Stock owned by PFIII and EPEF.



(7)	The table includes 20,000 shares of Common Stock that
Okabena Partnership, K may acquire upon the exercise of stock purchase warrants. As of March 20, 1996, Okabena Partnership, K held warrants for 20,000 shares of the Company's Common Stock.



(8)	Includes 170,000 shares of Common Stock that Mitchel J.
Laskey may acquire upon the exercise of stock purchase warrants.
At March 20, 1996, Mr. Laskey held warrants for 320,000 shares of the Company's Common Stock.



(9)	Includes 200,500 shares of Common Stock that David M.
Pomerance may acquire upon the exercise of stock purchase warrants. At March 20, 1996, Mr. Pomerance held warrants for
350,500 shares of the Company's Common Stock.



(10)	Includes 10,000 shares held by Joan Martinson.  Thomas and
Joan Martinson are husband and wife. Also includes 30,000 shares of Common Stock that Thomas J. Martinson may acquire upon exercise of stock purchase warrants.



(11)	Includes 20,000 shares of Common Stock that Kenneth C. Coon
may acquire upon the exercise of stock purchase warrants.   At
March 20, 1996, Mr. Coon held warrants for 20,000 shares of the Company's Common Stock, which were fully vested.



(12)	Includes 35,500 shares of Common Stock that Jerry L. Carson
may acquire upon the exercise stock purchase warrants.  At March
20, 1996, Mr. Carson held warrants for 35,500 shares of the Company's Common Stock, which were fully vested.



(13)	The table includes 10,000 shares of Common Stock that Mr.
Richard W. Truelick may acquire upon the exercise of stock purchase warrants. As of March 20, 1996 Mr. Truelick held warrants for 10,000 shares of the Company's Common Stock.

REPORTS BY INSIDERS UNDER SECTION 16



	Section 16 of the Securities Exchange Act of 1934 requires, among other things, that a company's insiders report the holdings and transactions in a company's common stock to the Securities and Exchange Commission on a timely basis. Further, any delinquent or incorrect filings known to the company are to be reported to the company's shareholders in its annual proxy statement. The following is a listing of statutory insiders as defined under Section 16 of the Securities Exchange Act of 1934 who made delinquent Section 16 filings during 1995:







Name of Insider     Relationship      Number of    Number of
                  to The Registrant  Late Reports  Transactions
                                                   Reported Late


Bruce B. Sherr    V.P. - New Sales 	      2 	            1



Mary Lu Lander    V.P. - Marketing     	  2 	            3





	The Company knows of no incorrect filings made by the Company's insiders under Section 16 of the 1934 Act for 1995 transactions in the Company's Common Stock.





EXECUTIVE COMPENSATION



Report of Compensation Committee



	The Compensation Committee is charged with the formulation and oversight of the Company's general compensation policies and plans, including those for its executive officers. The
Committee consists of Kenneth C. Coon, its chair, Thomas J.
Martinson and Jerry L. Carson, all of whom are independent members of the Company's Board of Directors.



	The Company's general compensation policies are designed to attract and retain exceptional employees at all levels of the organization. Specific policies exist for members of the Company's sales organization to incent those people to increase the Company's operating revenues. Additional policies for certain of the Company's executives and other key employees focus those employees' energies on the Company's long-term strategies for growth, profitability and enhancement of shareholder value. The principal elements of these policies are:



		Base Salary: Base salaries are set for all employees through the use of a compensation matrix which identifies ranges of salaries for each job level as well as performance standards within each level. The matrix is adjusted annually for changes in the Consumer Price Index, and is designed to provide employees receiving positive performance reviews with a base salary approximating the 75th percentile among salaries for similar positions within the Company's peer group. The
Committee annually reviews the salaries of executives in relation to this matrix and in conjunction with the executives' performance reviews and with the salaries suggested by the CEO, President and COO.



		Sales Commissions: The Company provides direct sales representatives and sales management personnel with commissions in addition to their base salary. The commissions are paid on the achievement of certain sales goals under the Company's Sales
Policy and Commission Plans which are administered by the CEO, President and COO.



		Management Incentive Compensation: Executive officers of the Company who are not a part of the Company's sales organization are eligible to receive cash incentives under the Company's
Management Incentive Compensation (MIC) Plan which is administered by the CEO, President and COO under the direction of the Compensation Committee. Awards under this Plan may be recommended annually by the CEO, President and COO, and require the approval of the Compensation Committee.

		Incentive Stock Option Plan: As additional incentive for the Company's executives and other key employees to build shareholder value, stock options have been awarded under the Company's 1983 and 1993 Incentive Stock Option Plans. Under provisions of the Internal Revenue Code, options granted under these Plans are considered "Incentive Stock Options". The
Compensation Committee functions as the Company's Incentive
Stock Option Committee and is responsible for approving all awards under these Plans. Grants of options under the 1983 Plan are no longer allowed as that Plan has expired. Grants under the 1993 Plan, which was approved by the shareholders in 1993, are permitted until 2003.



		Officer and Director Stock Warrant and Option Plan: In order to attract and incent directors and key managers of the Company, options and warrants for the Company's Common Stock may be granted under the Company's Officer and Director Stock Warrant and Option Plan which was approved by the shareholders in 1993.
Grants under this Plan are made under the direction of the Compensation Committee and are "non-qualified" as that term is defined in the Internal Revenue Code.



		Employee Stock Purchase Plan: The Company adopted the Employee Stock Purchase Plan in 1993 for the purpose of encouraging full time employees to become shareholders in the Company. Employees pay for their shares through voluntary payroll deductions. This Plan qualifies for favorable tax treatment to employees under Section 421 and 423 of the Internal
Revenue Code.



							Dynamic Healthcare Technologies, Inc. Compensation and
							  Stock Option Plan Committee
							Kenneth C. Coon, Chairman
							Thomas J. Martinson
							Jerry L. Carson

Summary Compensation Table



	The following table sets forth the indicated compensation paid and/or accrued to the Company's Chief Executive Officer and other Corporate officers with 1995 annual compensation, as defined in Item 402 of Regulation S-K, exceeding $100,000 for the years indicated.



 	 	 	 	 	Long-Term Compensation

 	 	       Annual Compensation     Awards    Payouts

Name and                    Incentive

Principal                  Compensation

Position 	   Year  Salary      ($)

                     ($)



          	Other Annual Compensation       ($)  (1)
	Restricted Stock Awards($)

Options/ SARs      (#)     	 LTIP   Payouts      ($)     	All

Other Compensation       ($)  (2)



David M. Pomerance
Director and CEO    	1995
                     1994  	$151,750 $73,365 	-- -- 	$  7,800    $  2,600
     	-- -- 	--
250,000 (3) 	-- -- 	$    2,772              804

Mitchel J. Laskey  Director, President  and COO  	1995 1994

$151,750$ $  50,000 	-- -- 	$  7,800      $  2,600      	-- --

- --          250,000 (3)  	$50,000 20,833 (4) 	 $    2,772
924

Philip R. Kneeland Vice President,  Technical Operations 	1995
1994  	$100,000 $  33,333  	-- --  	$ 7,800   $ 2,600   --

- -- --  	25,000 (5)       --  	-- --  	  $    2,772       920

Matthew P. Lawton Vice President, Customer Sales 	1995 1994

$100,000 $  31,667  	-- -- 	--  --  	-- --  	10,000 (5) --
  	-- --







(1)	Includes amounts paid as car allowance, club dues and other
compensation  travel related payments.

(2) All Other Compensation includes Company contributions to the individual employees' 401-(K) Retirement Plan.

(3) Options awarded during 1994 were additional compensation under respective employment agreements.

(4)	Represents amounts paid under a deferred compensation
agreement with Mitchel J. Laskey assumed in connection with the acquisition of Dynamic Technical Resources, Inc. and is payable in 19 remaining monthly installments of $4,167 as of December 31, 1995.

(5)	Options awarded under the Company's Incentive Stock Option
Plan.





OPTION GRANTS DURING 1995 FISCAL YEAR



	The following table sets forth information relative to stock options granted to officers of the Company during 1995 whose 1995 annual compensation exceeded $100,000.


		                                  Individual Grants
              	 	 	Potential Realizable Value  At  Assumed
Annual Rates  of Stock    Price Appreciation  For Option Term

   Name 	 Number of Options Granted 	 Percent of All Options
Granted To  Employees In 1995 	 Exercise  Price    Per Share
                                Expiration Date   	   5% ($) 	   10% ($)



Mitchel J. Laskey  	250,000 (1)   38.00% 	$1.00 	08/23/99  $15,131 	$ 68,524

David M. Pomerance  250,000 (1)  	38.00% 	$1.00 	07/06/99  $13,484 	$ 64,737

Philip R. Kneeland 	  25,000 (2)   3.80% 	$1.00 	06/13/05  $13,177 	$ 35,791

Matthew P. Lawton    	10,000 (2) 	 1.52% 	$1.00 	08/23/05 	$ 5,271  $ 14,316






(1)	On September 13, 1995, the Company's Board authorized the
reduction of the option price to $1 per common share on the previously granted employment contract options covering 250,000 shares to each of Messrs. Pomerance and Laskey.



(2)	Options awarded under the Company's Incentive Stock Option
Plan.

OPTION EXERCISES DURING 1995 FISCAL YEAR AND

YEAR END OPTION VALUES



	The following table sets forth information relative to stock options exercised by officers of the Company during 1995 whose 1995 annual compensation exceeded $100,000 and values of stock options held by those officers that were outstanding at year end:



      Name             	   Number of  Shares    Acquired on
Exercise   	    Dollar Value Realized 	  Number of Unexercised
Options At  Year End Exercisable 	  Number of Unexercised
Options At  Year End Unexercisable 	 Value of  Unexercised
In-The-Money Options At  Year End  Exercisable 	 Value of
Unexercised      In-The-Money      Options At  Year End
Unexercisable



David M. Pomerance     	--   	-- 	180,500  	100,000   	$213,282    $140,625

Mitchel J. Laskey      	--   	-- 	150,000  	100,000   	$210,938    $140,625

Philip R. Kneeland     	--   	--    	--     	25,000       	-- 	    $ 35,156

Matthew P. Lawton     	 --   	--    	--     	10,000       	-- 	    $ 14,063






MANAGEMENT INCENTIVE COMPENSATION PLAN



	The Company has a Management Incentive Compensation ("MIC") Plan that is administered by the President and CEO under the direction of the Compensation and Incentive Stock Option
Committee of the Board of Directors. Cash distributions may be made annually and are based on the Company's earnings growth and on each participating officer's contributions to the Company's profits and other corporate goals. Distributions are allocated from a pool, the amount of which is established by the Company's Board of Directors annually at a target of net earnings increases. Individual distributions from the pool are determined by the Compensation and Incentive Stock Option Plan Committee based on recommendations from the Company's President and CEO.



	With respect to 1996, the Board of Directors has established $1,000,000 as the target of pre-tax net income before any Management Incentive Bonus shall be paid, and that the maximum bonuses to be paid for 1996 shall not be greater than twenty
(20%) percent of pre-tax net income.



	No amounts were accrued or paid under the Plan based on the Company's operating results in 1995.





EMPLOYMENT CONTRACTS



	On July 7, 1994 and August 23, 1994, the Company entered into Employment Agreements with David M. Pomerance, CEO and Mitchel
J. Laskey, President and COO, respectively.  Both are three (3)
year agreements and shall automatically renew for two (2) successive one-year periods unless earlier terminated upon delivery of written notice by either party not less than sixty
(60) days prior to end of the initial, or renewal term, as the case may be. Both provide for a base salary of $150,000 per annum and are to be reviewed annually by the Board of Directors.
On March 4, 1996 the Board of Directors approved an increase in the base salary of both Messrs. Pomerance and Laskey to $187,500 effective March 1, 1996. If either Employment Agreement is terminated without cause, one year of the employees annual base salary as of the date of termination, in addition to all other benefits and other compensation, if any, shall accrue and be paid. Both agreements contain a covenant not to compete extending for two years after termination. The agreements also allow for participation in the Company's Employee Benefit Plans.
The Compensation Committee believes that the CEO's and COO's base salaries should be competitive within the Company's peer group and that the CEO's and COO's total compensation should be dependent upon three factors: 1) changes in the Consumer Price Index, 2) increases in shareholder value, and 3) the Company's overall financial performance with special consideration given to earnings growth. The Committee believes that the compensation of the CEO and COO should be most heavily influenced by the Company's financial performance.

OTHER COMPENSATION PLANS



1983 Incentive Stock Option Plan



	The Company had an Incentive Stock Option Plan which expired March 1993 ("1983 Plan"). The 1983 Plan allowed the Company, at its discretion, as determined by a three member Stock Option
Plan Committee appointed from the members of the Board of Directors who were not eligible to participate in the 1983 Plan, to grant incentive stock options to employees determined by the Committee, for the purchase of Common Stock of the Company.



	Under the 1983 Plan as of March 20, 1996, there were unexpired options outstanding and unexercised for shares totaling 19,000.
As of March 20, 1996, the market value for the shares underlying these unexercised options was $43,938. The total proceeds the Company would realize upon the exercise of all 1983 Plan options outstanding at March 20, 1996, was $30,310. Options may be exercised for periods up to ten years from date of grant or, in the case of holders of 10% or more of the Company's Common
Stock, five years from date of grant. The expiration of the 1983 Plan does not effect the right of the holders to exercise unexpired options under the Plan. The exercise price of the options granted under the Plan may not be less than 100% of the fair market value of the Company's Common Stock on the grant date or, in the case of holders of 10% or more of the Company's
Common Stock, 110% of the fair market value of the Company's
Common Stock at grant date.  Options may be exercised to acquire
40% of the shares subject to the option after one year, 30% after two years and 30% after three years.



1993 Incentive Stock Option Plan



	The Company adopted a similar Incentive Stock Option Plan in 1993 ("1993 Plan"). As of March 20, 1996, there were unexpired options outstanding and unexercised for shares totaling 352,050 under the 1993 Plan. As of March 20, 1996, the market value for the shares underlying these unexercised options was $814,116.
The total proceeds the Company would realize upon the exercise of all 1993 Plan options outstanding at March 20, 1996, was $562,348. The terms and vesting schedule of options granted under both the 1983 and 1993 Plans are the same.



	Options granted under both Plans are "Incentive Stock Options" pursuant to Section 422A of the Internal Revenue Code.
Employees do not recognize income at the time of the grant or exercise of an option. Employees will recognize capital gain or loss, as the case may be, at the time of the subsequent sale of the Common Stock issued upon the exercise of the option. The
Company will not recognize income at either the time of the option grant or at the time of the exercise.



	All full-time permanent Company employees are/were eligible to participate under both Plans. Options may be exercised either by payment of cash, or, at the discretion of the Committee, by shares of the Company's Common Stock.



Director and Officer Stock Warrant and Option Plan



	The Company adopted the Director and Officer Stock Warrant and Option Plan in 1993 for the issuance of stock purchase warrants and stock options to directors, officers and key management employees of the Company. Grants under this Plan are made under the direction of the Company's Compensation Committee. The purpose of the Plan is to attract and retain talented directors, officers and key management employees of the Company.



	The Company has reserved 250,000 shares of its Common Stock for issuance upon the exercise of warrants and options granted under the Plan. As of March 20, 1996, there were unexpired warrants and options outstanding and unexercised for shares totaling
106,000. The market value for shares underlying these warrants and options was $245,125 as of March 20, 1996. The total proceeds the Company would receive upon the exercise of these warrants and options was $226,736. Under the Plan, warrants to directors are to be issued with an exercise price equal to the average of the closing bid and ask prices of the Company's
Common Stock on the date of issuance. Options to employees and officers are to be issued with an exercise price of no less than 85% of the fair market value of the Company's Common Stock on the date of issuance.



	This Plan does not qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. As such, warrant holders and optionees will not realize income at the time of the warrant or option grant. They will recognize ordinary compensation income at the time of the exercise of the warrant or option to the extent of the difference of the exercise price and the fair market value of the underlying Common Stock at the time of exercise. The Company is obligated to withhold employment taxes on this income at the time of exercise. Warrant holders and optionees will recognize either a capital gain or capital loss at the time of the eventual sale of the Common Stock received on exercise, computed as the difference between the sale price of the Common Stock and its fair market value on the exercise date.

Employee Stock Purchase Plan



	The Company adopted the Employee Stock Purchase Plan in 1993 for the purpose of encouraging full-time employees to become shareholders in the Company. The Company has reserved 200,000 shares of its Common Stock for issuance pursuant to purchases under this Plan. Under this Plan as of March 20, 1996, 36,640 shares have been issued generating proceeds to the Company of $37,999.



	The price for stock purchased under this Plan will be the lesser of 85% of the average bid and ask prices of the Company's Common Stock at the beginning of and at the end of each six month purchase period. Employees pay for the shares through payroll deductions. This Plan qualifies for favorable tax treatment to employees under Sections 421 and 423 of the Internal Revenue Code.



STOCK PERFORMANCE



	The following chart compares the cumulative total shareholder return on the Company's Common Shares based on the closing bid price of the Company's Common Stock for the last five years
("Company Index"), with the cumulative total returns for the CRSP total return index for the NASDAQ Stockmarket-U.S.
Companies Index ("Market Index") and the CRSP NASDAQ Computer and Data Processing Services Stocks Index ("Peer Group") over the same period. The comparison assumes $100 invested in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The stock price performance shown on the chart is not necessarily indicative of future performance.

Proposal Number Two (2) - Certifying Independent Accountants



An affirmative vote of at least a majority of the votes cast on this proposal are required for approval. The Board of Directors is recommending to the Company shareholders a vote "FOR" Proposal Number Two (2) to engage KPMG Peat Marwick, LLP as independent public accountants for the Company for the fiscal year ending December 31, 1996.



Proposal Number Three (3) - Change of State of Incorporation



The Board of Directors proposes to change the Company's state of incorporation from Nebraska to Florida. The Board of Directors has proposed this change due to the Company's relocation of substantially all operations to Florida and current management's familiarity with Florida law. The Company has found that as a Nebraska corporation, the Company incurs unnecessary and duplicative legal expenses in having its Florida legal counsel consult with Nebraska legal counsel or research
Nebraska corporate law. Moreover, Nebraska has adopted a new corporate law statute effective January 1, 1996 and has not developed a body of decisional case law thereunder to provide comfort to the Company on interpretations of the new statute.



The reincorporation would be effected by the Company forming a Florida corporation ("DHT Florida"), wholly-owned by the Company, into which the Company would be merged pursuant to Nebraska and Florida law (the "Merger"). The Articles of Incorporation of DHT Florida will provide for the same capital structure as exists under the Articles of Incorporation, as amended, of the Company.



Upon the effectiveness of the Merger, each outstanding share of the Common Stock of the Company will be converted into one share of common stock of DHT Florida ("DHT Florida Common Stock"). Each outstanding share of Company Series A Preferred Stock will be converted into one (1) share of DHT Florida Series A Preferred Stock and each outstanding share of Company Series B Preferred Stock will be converted into one (1) share of DHT Florida Series B Preferred Stock. The rights, preferences and privileges of DHT Florida Series A and Series B Preferred Stock, respectively, shall be the same as the rights, preferences and privileges of Company Series A and Series B Preferred Stock, respectively. Each outstanding certificate representing shares of Company Common Stock or Series A or Series B Preferred Stock will continue to represent the same number of shares of DHT Florida Common Stock and Series A or Series B Preferred Stock, respectively. Thus, it will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of DHT Florida. It is anticipated that DHT Florida Common Stock will be listed on NASDAQ without interruption and that delivery of existing stock certificates of the Company will constitute "good delivery" of share of DHT Florida after the Merger.



After the Merger, the daily business operations of the Company will continue unchanged, with its principal executive offices at the same location in Maitland, Florida. The Board of Directors of DHT Florida will consist of those persons elected to the Board of Directors of the Company at the Annual Meeting. The individuals serving as executive officers of the Company immediately prior to the Merger will serve as executive officers of DHT Florida after the Merger.



Pursuant to the Merger Agreement, each right to purchase or acquire a share of Company Common Stock outstanding immediately prior to the Merger either through warrants, options or otherwise will become the right to purchase or acquire a share of DHT Florida Common Stock upon the same terms and conditions as existed immediately prior to the effective time of the Merger.





Principal Differences Between Florida and Nebraska Corporation
Law



Action by Shareholders Without a Meeting.



If the Company is reincorporated in Florida, corporate action requiring shareholder approval may be approved pursuant to a written action by a majority of the Company's shareholders, whereas a Nebraska corporation may take action without a meeting only if the action is taken by all the shareholders entitled to vote on the action. Accordingly, if the Company's state of incorporation is changed to Florida a majority of the Company's shareholders will be able to take action without calling a shareholders' meeting. However, as a corporation registered pursuant to Section 12 of the Securities Exchange Act of 1934, the Company will be required to deliver to its shareholders and Information Statement whenever any corporate action is proposed to be approved by written action.

Shareholder Vote.



If the Company is reincorporated in Florida certain corporate actions requiring shareholder vote must be approved by a majority of the votes entitled to be cast, whereas for a Nebraska corporation similar actions requiring shareholder vote must be approved by a two-thirds (2/3) majority of the votes entitled to be cast. For example, to amend articles of incorporation, to approve a plan of merger, to sell assets other than in the regular course of business or to dissolve with respect to a Nebraska corporation, unless the Business Corporation Act of Nebraska, the articles of incorporation or board of directors requires a greater vote, such actions must be approved by a two-thirds (2/3) majority of votes entitled to be cast, however, with respect to a Florida corporation, unless the Florida Business Corporation Act, the Articles of Incorporation or board of directors requires a greater vote, such actions must be approved by a majority of votes entitled to be cast.



Anti-Takeover Laws.



If the Company is reincorporated in Florida certain anti-takeover laws will apply in certain instances. The affiliated transactions statute, F.S. 607.0901, will impose limitations upon the exercise of corporate control, directly or indirectly, by a beneficial owner of more than ten (10%) percent of the Company's outstanding voting stock (an "interested shareholder"). The Company's "disinterested directors", or supermajority of the Company's stockholders (other than the interested shareholder and related parties) are required to approve certain business combinations and corporate transactions with an interested shareholder ("affiliated transaction"), unless a statutory exemption applies or the Company opts out of the statute. The control share acquisition statute, F.S. 607.0902, will deny corporate control to an acquiror of control shares by extinguishing the voting rights of shares of the Company's stock acquired in a "control share acquisition."
Those voting rights may be reinstated by a vote of the shareholders. The acquisition of shares is not directly affected, only the voting rights attendant to control shares.





Dissenting Shareholders Rights



Pursuant to Sections 21-20, 137 through 21-20, 150 of the Business Corporation Act of Nebraska, shareholders of the Company have the right to dissent from the Company's change of incorporation from Nebraska to Florida and obtain payment of the fair value of his or her shares. Such rights and the procedures for protection of such rights are attached to this Proxy Statement as Exhibit "A". Any shareholder wishing to dissent and obtain payment for his or her shares must (a) deliver to the Company before the vote is taken written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated, and (b) not vote his or her shares in favor of the proposed action. A shareholder who fails in either respect will lose his or her right to payment.



All notices to the Company regarding the exercise of dissenters' rights must be received by the Company prior to the vote on the reincorporation, either by mail, hand delivery or otherwise.
The Company will accept written notice of dissent at its offices located at 101 Southhall Lane, Suite 210, Maitland, Florida 32751 up to the close of business the day before the Annual Meeting and by hand delivery at the Annual Meeting, up to the time the vote is taken.



In the event that one or more of the Company's shareholders dissent, the Board of Directors reserves the right at any time before the vote is taken to cause the Company to remain a Nebraska corporation, thereby eliminating the dissenters' rights described above.

EXHIBIT A



  DISSENTERS' RIGHTS


	21-20,137. Dissenters' rights; terms, defined. For purposes of sections 21-20,137 to 21-20,150:

	(1) 	Beneficial shareholder shall mean the person who is a
beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

	(2)	Corporation shall mean the issuer of the shares held by a
dissenter before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer;

	(3)	Dissenter shall mean a shareholder who is entitled to
dissent from corporate action under section 21-20,138 and who exercises that right when and in the manner required by sections
21-20,140 to 21-20,148;

	(4)	Fair value, with respect to a dissenter's shares, shall
mean the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

	(5)	Interest shall mean interest from the effective date of the
corporate action until the date of payment at the rate specified in section 45-104, as such rate may from time to time be adjusted by the Legislature;

	(6)	Record shareholder shall mean the person in whose name
shares are registered in the records of a corporation or the beneficial shareholder to the extent of the rights granted by a nominee certificate on file with a corporation; and

	(7)	Shareholder shall mean the record shareholder or the
beneficial shareholder.

	Source:  Laws 1995, LB 109, Section 137.

		    Operative date January 1, 1996.

	21-20,138.	Right to dissent.    (1)  A shareholder shall be
entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

	(a)	Consummation of a plan of merger to which the corporation
is a party:

	(i)	If shareholder approval is required for the merger by
section 21-20,130 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

	(ii)	If the corporation is a subsidiary that is merged with its
parent under section 21-20,131;

	(b)	Consummation of a plan of share exchange to which the
corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

	(c)	Consummation of a sale or exchange of all, or substantially
all, of the property of the corporation other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

	(d)	An amendment of the articles of incorporation that
materially and adversely affects rights in respect of a dissenter's shares because it:

	(i)	Alters or abolishes a preferential right of the shares;

	(ii)	Creates, alters, or abolishes a right in respect of
redemption including a provision respecting a sinking fund for the redemption or repurchase of the shares;

	(iii)	Alters or abolishes a preemptive right of the holder of
the shares to acquire shares or other securities;

	(iv)	Excludes or limits the right of the shares to vote on any
matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

	(v)	Reduces the number of shares owned by the shareholder to a
fraction of a share if the fractional share so created is to be acquired for cash under section 21-2038; or

	(e)	Any corporate action taken pursuant to a shareholder vote
to the extent the articles of incorporation, the bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

	(2)	A shareholder entitled to dissent and obtain payment for
his or her shares under sections 21-20,137 to 21-20,150 may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

	(3)	The right to dissent and obtain payment under sections
21-20,137 to 21-20,150 shall not apply to the shareholders of a bank, trust company, stock-owned savings and loan association, industrial loan and investment company, or the holding company of any such bank, trust company, stock-owned savings and loan association, or industrial loan and investment company.

	Source:  Laws 1995, LB 109, Section 138.

		    Operative date January 1, 1996

	21-20,139. Dissent by nominees and beneficial owners. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection shall be determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

	(2)	A beneficial shareholder may assert dissenters' rights as
to shares held on his or her behalf only if:

	(a)	He or she submits to the corporation the record
shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

	(b)	He or she does so with respect to all shares of which he or
she is the beneficial shareholder or over which he or she has power to direct the vote.

	Source:  Laws 1995, LB 109, Secton 139.

		    Operative date January 1, 1996

	21-20,140. Notice of dissenters' rights. (1) If proposed corporate action creating dissenters' rights under section
21-20,138 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under sections 21-20,137 to 21-20,150 and be accompanied by a copy of such sections.

	(2)	If corporate action creating dissenters' rights under
section 21-20,138 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send those shareholders the dissenters' notice described in section
21-20,142.

	Source:  Laws 1995, LB 109, Section 140.

		    Operative date January 1, 1996

	21-20,141. Dissenters' rights; notice of intent to demand payment. (1) If proposed corporate action creating dissenters' rights under section 21-20,138 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (a) shall deliver to the corporation before the vote is taken a written notice of his or her intent to demand payment for his or her shares if the proposed action is effectuated and (b) shall not vote his or her shares in favor of the proposed action.

	(2)	A shareholder who does not satisfy the requirements of
subsection (1) of this section shall not be entitled to payment for his or her shares under sections 21-20,137 to 21-20,150.

	Source:  Laws 1995, LB 109, Section 141.

		    Operative date January 1, 1996

	21-20,142. Dissenters' notice. (1) If proposed corporate action creating dissenters' rights under section 21-20,138 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 21-20,141.

	(2)	The dissenters' notice shall be sent no later than ten days
after the corporate action was taken and shall:

	(a)	State where the payment demand shall be sent and where and
when certificates for certificated shares shall be deposited;

	(b)	Inform holders of uncertificated shares to what extent
transfer of the shares will be restricted after the payment demand is received;

	(c)	Supply a form for demanding payment that includes the date
of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he or she acquired beneficial ownership of the shares before that date;

	(d)	Set a date by which the corporation shall receive the
payment demand which date may not be fewer than thirty nor more than sixty days after the date the notice required by subsection
(1) of this section is delivered; and

	(e)	Be accompanied by a copy of sections 21-20,137 to 21-20,150.

	Source:  Laws 1995, LB 109, Section 142.

		    Operative date January 1, 1996

	21-20,143. Dissenters' rights; duty to demand payment. (1) A shareholder who was sent a dissenters' notice described in section 21-20,142 shall demand payment, certify whether he or she acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to subdivision (2)(c) of section 21-20,142, and deposit his or her certificates in accordance with the terms of the notice.

	(2)	The shareholder who demands payment and deposits his or her
shares under subsection (1) of this section shall retain all other rights of a shareholder until such rights are canceled or modified by the taking of the proposed corporate action.

	(3)	A shareholder who does not demand payment or does not
deposit his or her share certificates where required, each by the date set in the dissenters' notice, shall not be entitled to payment for his or her shares under sections 21-20,137 to 21-20,150.

	Source:  Laws 1995, LB 109, Section 143.

		    Operative date January 1, 1996

	21-20,144. Dissenters' rights; share restrictions. (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions are released under section 21-20,146.

	(2)	The person for whom dissenters rights are asserted as to
uncertificated shares shall retain all other rights of a shareholder until such rights are canceled or modified by the taking of the proposed corporate action.

	Source:  Laws 1995, LB 109, Section 144.

		    Operative date January 1, 1996

	21-20,145. Dissenters' rights; payment. (1) Except as provided in section 21-20,147, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 21-20,143 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

	(2)	The payment shall be accompanied by:

	(a)	The corporation's balance sheet as of the end of a fiscal
year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

	(b)	A statement of the corporation's estimate of the fair value
of the shares;

	(c)	An explanation of how the interest was calculated;

	(d)	A statement of the dissenter's right to demand payment
under section 21-20,148; and

	(e)  	A copy of section 21-21,137 to 21-20,150.

	Source:  Laws 1995, LB 109, Section 145

		    Operative date January 1, 1996.

	21-20,146.   Dissenters' rights; failure to take action.  (1)
If the corporation does not take the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

	(2)	If, after returning deposited certificates and releasing
transfer restrictions, the corporation takes the proposed action, it shall send a new dissenter's notice under section
21-20,142 and repeat the payment demand procedure.

	Source:  Laws 1995, LB 109, Section 146.

	         Operative date January 1, 1996.

	21-20,147.   Dissenters' rights; after-acquired shares.  (1) A
corporation may elect to withhold payment required by section
21-20,145 from a dissenter unless he or she was the beneficial shareholder before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

	(2)	To the extent the corporation elects to withhold payment
under subsection (1) of this section after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's rights to demand payment under section
21-20,148.

	Source:	  Laws 1995, LB 109, Section 147

			  Operative date January 1, 1996

	21-20,148. Dissenters' rights; procedure if shareholder dissatisfied with payment or offer. (1) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment under section 21-20,145, or reject the corporation's offer under
section 21-20,147 and demand payment of the f air value of his or her shares and interest due if;

	(a)	The dissenter believes that the amount paid under section
21-20,145 or offered under section 21-20,147 is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

(b)	The corporation fails to make payment under section
21-20,145 within sixty days after the date set for demanding payment; or

	(c)	The corporation, having failed to take the proposed action,
does not return the deposited certificates or 		release the
transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

	(2)	A dissenter waives his or her right to demand payment under
this section unless he or she notifies the 		corporation of his
or her demand in writing under subsection (1) of this section
within thirty days after the 		corporation made or offered
payment for his or her shares.

	Source:	  Laws 1995, LB 109, Section 148.

			  Operative date January 1, 1996.

	21-20,149. Dissenters' rights; court action, (1) If a demand for payment under section 21-20,148 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

	(2)	The corporation shall commence the proceeding in the
district court of the county where a corporation's principal office, or, if none in this state , its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the district court of the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

	(3)	The corporation shall make all dissenters, whether or not
residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition.
Nonresidents may be served by registered or certified mail or by publication as provided by law.

	(4)	The jurisdiction of the court in which the proceeding is
commenced under subsection (2) of this section shall be plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. Appraisers shall have the powers described in the order appointing them or in any amendment to such order. The dissenters shall be entitled to the same discovery rights as parties in other civil proceedings.

	(5)	Each dissenter made a party to the proceeding shall be
entitled to judgment (a) for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation or (b) for the fair value, plus accrued interest, of his or her after-acquired shares for which the corporation elected to withhold payment under section 21-20,147.

	Source:  Laws 1995, LB 109, Section 149

		    Operative date January 1, 1996.

	21-20, 150. Dissenters' rights; court costs and attorney's fees. (1) The court in an appraisal proceeding commenced under section 21-20,149 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appionted by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 21-20,148.

	(2)	The court may also assess the attorney's fees and expenses
and the fees and expenses of experts for the respective parties in amounts the court finds equitable:

	(a)	Against the corporation and in favor of any or all
dissenters if the court finds the corporation did not substantially comply with the requirements of sections 21-20,140 to 21-20,148; or

	(b)	Against either the corporation or a dissenter, in favor of
any other party, if the court finds that the  party against

whom the fees and expenses are assessed acted arbitrarily,
vexatiously, or not in good faith with respect to the 		rights
provided by sections 21-20,137 to 21-20,150.

	(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

	Source:  Laws 1995, LB 109, Section 150.

		    Operative date January 1, 1996.

DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

This Proxy is Solicited on Behalf of the Board of Directors



	The undersigned hereby appoints MITCHEL J. LASKEY and THOMAS J. MARTINSON, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock and/or Series B Preferred Stock of Dynamic Healthcare
Technologies, Inc. held by record by the undersigned on April
10, 1996, at the annual meeting of shareholders to be held on May 21, 1996, or any adjournment thereof.



1.	ELECTION OF DIRECTORS

	____ FOR all nominees listed below	____ WITHHOLD AUTHORITY

	(except as marked to the contrary below) to vote for all
                                          nominees listed
                                          below

	INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

	JERRY L. CARSON; THOMAS J. MARTINSON; DAVID M. POMERANCE;
 MITCHEL J. LASKEY; DANIEL P. RAYNOR; BRET R. MAXWELL;
 RICHARD W. TRUELICK



2.	To vote on the proposal of the Board of Directors that KPMG
Peat Marwick, LLP, independent public accountants, be engaged as auditors for the Company for the fiscal year ending December 31, 1996.

		____ FOR	____ AGAINST	____ABSTAIN



3.	To vote on the proposal to reincorporate the Company in the state of Florida by the described subsidiary merger.

		____ FOR	____ AGAINST	____ ABSTAIN



4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



	This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 through 3.



	The undersigned hereby revokes any proxies heretofore given by him and confirms all that the Proxies may lawfully do by virtue hereof.





Dated: __________________, 1995     ____________________________

	                                 Signature of Shareholder











PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY.	Please sign name
IF YOUR ADDRESS OR ZIP CODE IS INCORRECT,    exactly as shown
PLEASE CORRECT THE SAME BEFORE RETURNING.    hereon.  Executors,
                                             Administrators,

	                                        Trustees, etc.
                                         should give titles
                                         as such.  If
                                         Shareholder is a
                                         corporation, sign
                                         full corporate name
                                         by duly authorized
                                         officer.